UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

CSC Small Cap
Value Fund

SEMI-ANNUAL REPORT | March 31, 2013

www.CoveStreetFunds.com

THIS PAGE INTENTIONALLY LEFT BLANK

LETTER TO SHAREHOLDERS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

DEAR FELLOW SHAREHOLDER:

We are officially in “Energizer Bunny” territory as we close the first half of the fiscal year with very strong gains for the stock market as represented by the Russell 2000® Index. We are reasonably pleased with our own performance, which mostly kept up with the Joneses despite our higher than normal level of cash, a result of what turned out to be a fairly active quarter for selling (as we detail below). We also experienced material new cash inflows, which given our conservative nature, were not immediately thrown into the market, proving once again the futility of attempting even subtle timing. Our goal for the portfolio remains unchanged: be competitive in strong markets and outperform in down markets.

TOTAL RETURN (%) as of March 31, 2013  |  Symbol CSCSX

	6 MONTH	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPTION
						(9/30/98)

CSC Small Cap Value Fund - Investor Class
without sales charge	13.08	17.46	15.12	11.80	10.53	11.25
reflecting 3.50% sales charge	9.13	13.37	13.77	11.00	10.14	10.98
Russell 2000® Index	14.48	16.30	13.45	8.24	11.52	8.27
Russell 2000® Value Index	15.23	18.09	12.12	7.29	11.29	9.42
Russell 2500™ Value Index	18.05	21.17	14.16	8.81	12.14	10.10

Performance shown for the period September 30, 1998 to January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to CSC Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Performance without the sales charge does not reflect the current maximum sales charge of 3.50%. Had the sales charge been included, the Fund’s returns would have been lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 2.22%. Investment performance reflects contractual fee waivers in effect through 5/31/2014 to keep the expense ratio (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) at or below 1.69% (Expense Cap). In the absence of such fee waivers, total return would be reduced.

Effective January 28, 2013, The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

While the first quarter of the calendar year has tended to be seasonally strong, what we have seen appears to be the beginning of a global shift out of bonds and into stocks based on a fairly obvious relative valuation discrepancy. Whatever you might have to say about the problems in the world, equities seem very clearly to be the best house in a bad neighborhood.

LETTER TO SHAREHOLDERS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

WHAT HAPPENED 6 Months ending March 31, 2013  |  Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 CONTRIBUTORS	(%)	(%)	(%)
SPARTECH	0.38	53.31	1.82
CROSSTEX ENERGY	4.00	39.59	1.65
SEALED AIR	2.60	57.72	1.36
LIVE NATION ENTERTAINMENT	3.04	42.52	1.15
JEFFERIES GROUP	1.89	60.98	1.12

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 DETRACTORS	(%)	(%)	(%)
CENTRAL GARDEN & PET, CLASS A	3.64	-32.01	-1.42
APPROACH RESOURCES	4.79	-17.58	-0.91
ARTIO GLOBAL RESOURCES	1.17	-32.03	-0.90
AVID TECHNOLOGY	2.42	-32.40	-0.53
GLOBAL CASH ACCESS HOLDINGS	2.84	-9.84	-0.31

The 5 Contributors measure the top five contributors to the portfolio’s total return and the 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the six month period ending March 31, 2013. Return is the total return for each included company over the course of the six month period ending March 31, 2013. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the six month period ending March 31, 2013.

We had some very nice gains in an eclectic group of stocks. Specifically, some of our biggest winners during the first half were Crosstex Energy and Sealed Air. Crosstex is a midstream oil and gas company that is the General Partner (GP) of a Master Limited Partnership. As new pipeline assets came online and the company was able to increase its cash flow, the GP benefitted disproportionately. As the market recognized the value accruing to the GP, the stock increased 39.6%, but we believe the stock remains undervalued.

Sealed Air generated a 57.7% return in the first half and a 75% return from our initial purchase last August; we only wish investing were always this easy. The investment team was intimately familiar with Sealed Air as it was a long-term holding in large cap portfolios at our predecessor firm. The former CEO led a terrible acquisition of Diversey, a transaction that in our opinion made little strategic sense given Sealed Air’s existing core packaging businesses. The company levered its balance sheet to do the deal and to complete the hat trick of bad ideas, Diversey radically increased Sealed Air’s exposure to the European economies. After a dismal earnings report, Sealed Air cratered to $13 a share, a price that in our eyes represented an absurd valuation that reflected investor disgust as much as anything else. We saw a $24 value, a legitimate de-levering plan, and the high likelihood of a management change. What we did not anticipate is how quickly we would see all three factors come to fruition and we gratefully returned the stock to more enthusiastic owners.

LETTER TO SHAREHOLDERS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

Sealed Air also has something in common with two other sales in the quarter. SEI, Idex, and Sealed Air all reached $5 billion in market capitalization, a number which represents the limit of “good taste” for a small cap portfolio. While “fair value” was the over-riding reason for a sale in each case, we do lean toward a stock being a source of funds at that capitalization level. We have several other candidates in the same bucket, a situation that is the primary reason why our “turnover” of holdings this year looks like it will remain elevated from historical levels.

SEI is an odd bird with four financial services segments, including investment management and providing software and services to banks and investment managers. The stock got silly cheap early last year in a market downturn and due to a high level of frustration with what one might call the “outrageous” level of spending on a new software system for Trust Banks that is way behind schedule and way over-budget. The investment management business has had a nice rebound with the market and there is some justified optimism that the big spend is behind the company. But our sense was that the stock at $29 reflected a fair amount of that optimism.

The largest detractors in our first half were Central Garden & Pet, Avid Technology, and Approach Resources. Long-term investors are likely familiar with Central Garden & Pet as it has been owned on and off for a number of years. This producer of gardening and pet supplies is in the middle of a complicated but necessary restructuring and just as tangible signs of progress were beginning to show, the CEO/controlling shareholder decided to change course without warning. The man who was running the turnaround and who we believed was in line to be the CEO was “demoted” to consultant and a board member was elevated to CEO. Investors reacted very unfavorably (and correctly) to this change and the stock fell 32%. We still believe the stock is quite undervalued, but given the risks inherent in the turnaround and the management turnover, we have reduced our exposure to the company under the theory of “risk-weighting” what is still a very cheap stock.

Avid Technologies is a provider of content creation products for film, video, audio, and broadcast professionals. With a cash-rich balance sheet and hence time to spare, we became interested when the company sold its consumer division and the CEO articulated ambitious margin targets. Things have not gone as planned, however, as the aforementioned CEO has “resigned” and the company recently delayed the filing of its annual report due to issues surrounding the accounting of revenue—product or service? We do not believe these are material issues, but the stock gave up our early gains and fell 32.4% during the first half. The new CEO is well-regarded, is coming off a very successful “build and sell” in his previous CEO role, and we think the stock remains very inexpensive to its long term earnings potential. We bought more.

On the sales activity front, we have been quite active, parting ways with Liberty Ventures, Sealed Air, SEI, and Idex. First, Liberty Ventures was a tracking stock that “spun” off from Liberty Interactive. Given that we have invested in Liberty entities for many years, we watched the transaction closely. When the stock’s initial trading price was well below our estimate of intrinsic value, we quickly began buying shares in the low-to-mid $40 range. What we saw was that the cash on the balance sheet and stakes in publicly traded companies such as Expedia and TripAdvisor were worth far more than the market value, even after accounting for the value of some very complicated deferred tax liabilities. Over the next few months, both Expedia and TripAdvisor continued to perform well and the market corrected for the initial misevaluation. By the time the stock reached the mid-$70s, our perceived “margin of safety” was gone and we exited with a very nice profit.

We have been fortunate enough to find some replacements, a task that has gotten more difficult with the rise in the market. We have full positions in Forestar and GrafTech, and we are still building positions in three others.

Forestar is a somewhat wacky company with exposure to the real estate, timber, and oil and gas sectors. Specifically, the company owns timberland in Georgia, vacant and developed lots (mostly) in Texas, and oil and gas assets in North Dakota, Kansas, and Nebraska. Forestar represented a perfect stock for the two analysts to “team tackle,” given one’s background in commercial real estate and the other’s newfound love for oil and gas. In short, based on a conservative sum of the parts analysis that includes no appreciation in land values or value creation from

LETTER TO SHAREHOLDERS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

the acquisition of Credo Petroleum, we believe the stock is worth $25. Fortunately for us, the ever-efficient Mr. Market gave us an opportunity to buy the stock at around $18 (down from $20) when the company announced a convertible debt offering that created a flurry of activity within the convertible arbitrage community. Since then the stock has rallied and was one of the biggest winners during the most recent quarter.

GrafTech also falls under the heading of old dog and old tricks, as it is a former fund holding from the late 1990’s. Its primary product is Graphite Electrodes, which are a crucial element in the making of steel via the Electric Arc Furnace method, a technique which costs less, is more flexible and is more environmentally sensitive. The industry is a small oligopoly with better than expected economics, but it is still at its core a supplier to the steel industry and the steel industry is hurting. We purchased the stock at book value after a sickening decline and we are highly confident that this stock has the potential to reach normalized earning power and be a superior performer.

One of the hardest things to conquer as a value investor is the concept of “price.” The industry remains mired in fascination with abstract prices like 100, 1,000, 14,000, previous highs, new lows, etc. The stock is up x% from x dollar price; it is down x% from x price. There is also much in print and general fretting in regard to “price action,” with lots of attention paid to where the stock has “been” and how this move relates to other moves, as in “the largest move since last December 12th.”

Even if this is complete nonsense (and if you disagree you are welcome to put this down and turn on CNBC), there remains a behavioral finance tendency to anchor an investment decision to an irrelevant price point. Here is a simple example: let’s say the manager buys Hewlett Packard for Client A at $24 thinking it easily represented value in the mid $30’s. Six months later, he buys the stock at $15 for client B who just walked in the door. With the stock presently at $22, rest assured there will be two very different discussions at upcoming client meetings, even though little has changed regarding the original assessment of value. The range of emotions, both internally and externally driven that can potentially intrude on the most rational course of action is wide and potentially counterproductive. The mini-takeaway is that an investment firm needs to be intellectually structured to feign indifference to the original cost basis as long as the thesis remains that the valuation at current prices represents enough of a perceived “margin of safety” to justify an affirmative answer to the question: would we buy it if we didn’t already own it at this price?

On a related note, Mindy Grossman, the CEO of The Home Shopping Network, came into my office in the summer of 2009 with HSNI at $16. I was intimately familiar with the home shopping industry via a large (and continuing) investment in Liberty Interactive’s QVC entity and I continue to think it represents a superior economic retail beast vis-à-vis brick and mortar stores. While the distribution breadth of QVC creates superior margins to those of HSNI, there was a perfectly rational path to narrow the difference. Mindy said all the right things, seemed perfect for the job, and a valuation in the low 20’s seemed very reasonable given a reasonable upward margin path. It was one of those meetings where you felt like running to the trading desk and buying after its conclusion—good business, good value, good people—and it fit right in the middle of the competence roadhouse. It all made sense until someone raised his hand and said, “but the stock was $1 five months ago...shouldn’t we wait until it pulls back?”

Anyone who has been in this industry long enough knows investing is not a purely rational process and you could just hear the mental wheels turning as that statement floated in the ether. The principle at hand here is that in a pure vacuum, there are only two things worth knowing: what market price is available today to buy and sell, and what is the security reasonably worth? What it was and where it came from should not matter. But we don’t live in a vacuum and both the current price of a security relative to a personal anchoring as well as our imprecise estimate of intrinsic value incorporate some bias as to whether we feel bullish or bearish. It’s annoying but it is a fact to be reckoned with as part of an investment process.

Every institutional investor feels slightly smarter than the average bear and there is nearly infinite temptation to express this Wobegon DNA in an attempt to “add value” through being slightly cuter than one should be. So yes,

LETTER TO SHAREHOLDERS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

I talked myself out of buying HSNI at $16 on the premise that I would “buy it on the next dip.” The dip came 18 months later at $22 down from $30. We still own the stock today at $55 in small cap portfolios. The huge takeaway is that doing serious work and getting it right is more important than playing around for a 6% tactical move to make yourself feel like the smarter bear this week. Note to self.

This is all quite relevant within the grander scale of global asset allocation in today’s world. How should investors view the attractiveness of stocks versus fixed income and a number of other asset classes, given the terrific absolute and relative performance of equities over the past 18 months? Substitute S&P 500 for HSNI and I think that pretty accurately describes the mood of the investment world today. The Cove Street anchor is: What is it worth? Where is it trading? Is there a big enough difference between the two to suggest activity is worthwhile? Repeat note to self.

That is somewhat all we have to say on the matter, since in the absence of any custody arrangements in Cyprus, much of the current investment universe looks very similar to that discussed at length in our last Fund letter. The world remains an oasis of economic oddities and conundrums with any variety of unpleasant outcomes still possible. But Stocks have generally led fundamentals and thus we are not particularly perturbed by the handwringing that “stocks are ahead of themselves.” Either we are going to have better economic growth in the next 18 months and thus stocks are pricing correctly...or we are not. If we don’t see the growth then stocks will fall somewhat, and we would frankly welcome the opportunity to back and fill as to make the value-focused life a bit more rewarding. (See note to self.) We have not built wildly bullish growth estimates into our numbers nor are we discounting cash flow at the Fed’s 2% suggested discount rate. We also have a number of internal improvement candidates that we think can produce returns even in a less than benign environment. We continue to look askance at predictions that US equities have the lowest expected return of major global asset classes, particularly when its major progenitor and his daughter were protesting in front of the White House recently to stop job creation in the form of the Keystone XL Pipeline. (It was reported that GMO’s Jeremy Grantham and his daughter were arrested; however, according to Pension and Investment Age, Grantham himself was not.) Equities as an asset class seem to us reasonably valued on absolute terms and very attractive vis-à-vis many alternatives. The much ballyhooed flow into equities, if indeed a fact versus a theory, appears to be in the early innings at least given what we see in our institutional meetings.

Best Regards,

Jeffrey Bronchic, CFA
Chief Investment Officer
Shareholder, CSC Small Cap Value Fund

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

LETTER TO SHAREHOLDERS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

TOP 10 EQUITY HOLDINGS as of March 31, 2013  | Symbol CSCSX

(%)
CROSSTEX ENERGY	5.3
LIVE NATION ENTERTAINMENT	5.2
APPROACH RESOURCES	5.0
FORESTAR GROUP	4.3
NEUSTAR	3.6
FAIR ISAAC	3.5
GLOBAL CASH ACCESS holdings	3.2
COINSTAR	3.0
ALLEGHANY	3.0
CORELOGIC	2.9

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. The S&P 500 is an index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market as determined by Standard & Poor’s. One cannot invest directly in an index. Market cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. Any tax or legal information provided isn’t an exhaustive interpretation of some of the current income tax regulations. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Book value refers to a calculation of the total assets of a company minus total liabilities.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

INVESTOR CLASS PERFORMANCE (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

VALUE OF $10,000 INVESTMENT as of March 31, 2013

RATES OF RETURN (%) as of March 31, 2013

INSTITUTIONAL CLASS PERFORMANCE (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

VALUE OF $25,000 INVESTMENT as of March 31, 2013

RATES OF RETURN (%) as of March 31, 2013

EXPENSE EXAMPLE - MARCH 31, 2013 (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 – March 31, 2013).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD
	10/1/12	3/31/13	10/1/12 - 3/31/13(1)
Investor Class Actual (2)	$1,000.00	$1,130.80	$8.98
Investor Class Hypothetical
(5% annual return before Expenses)	$1,000.00	$1,016.50	$8.50
Institutional Class Actual (2)	$1,000.00	$1,132.10	$7.65
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.75	$7.24

(1) Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.69% and 1.44% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half period).

(2) Based on the actual returns for the six-month period ended March 31, 2013 of 13.08% and 13.21% for the Investor Class and Institutional Class, respectively.

HOLDINGS PRESENTATION (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

SECTOR ALLOCATION (% net of assets) as of March 31, 2013(1)

TOP 10 EQUITY HOLDINGS (% net of assets) as of March 31, 2013(1)

Crosstex Energy	5.3%
Live Nation Entertainment	5.2%
Approach Resources	5.0%
Forestar Group	4.3%
NeuStar, Class A	3.6%
Fair Isaac	3.5%
Global Cash Access Holdings	3.2%
Coinstar	3.0%
Alleghany	3.0%
CoreLogic	2.9%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

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SCHEDULE OF INVESTMENTS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

COMMON STOCKS - 84.4%

	Shares	Value

CONSUMER DISCRETIONARY - 19.7%

Central Garden & Pet, Class A *	86,800	$713,496
Cherokee	65,962	903,679
Coinstar *	20,600	1,203,452
HSN	18,600	1,020,396
Live Nation Entertainment *	166,600	2,060,842
Orient-Express Hotels, Class A *	57,800	569,908
R.G. Barry	30,476	408,074
Ruby Tuesday *	124,800	919,776
		7,799,623
ENERGY - 11.2%
Approach Resources *	80,000	1,968,800
Carbon Natural Gas * (a)	550,000	349,250
Crosstex Energy	108,893	2,097,279
		4,415,329
FINANCIAL SERVICES # - 27.1%

Alleghany *	3,000	1,187,760
CoreLogic *	44,800	1,158,528
Fair Isaac	29,900	1,366,131
First Financial Bancorp	61,850	992,693
Forestar Group *	77,500	1,694,150
Global Cash Access Holdings *	180,900	1,275,345
Hallmark Financial Services *	103,886	934,974
Symetra Financial	73,700	988,317
White Mountains Insurance Group	2,000	1,134,240
		10,732,138
HEALTH CARE - 4.0%

PerkinElmer	16,100	541,604
Teleflex	12,300	1,039,473
		1,581,077
MATERIALS & PROCESSING - 2.6%

Greif, Class B	18,325	1,028,032

PRODUCER DURABLES - 5.3%

GP Strategies *	44,000	1,049,840
GrafTech International *	133,600	1,026,048
		2,075,888

SCHEDULE OF INVESTMENTS (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

COMMON STOCKS - 84.4% (continued)

	Shares	Value

TECHNOLOGY - 14.5%
Avid Technology *	126,300	$791,901
GSI Group *	44,849	382,562
NeuStar, Class A *	30,400	1,414,512
PMC-Sierra *	170,000	1,154,300
Tessera Technologies	52,300	980,625
Westell Technologies, Class A *	491,100	987,111
		5,711,011
Total Common Stocks
(Cost $27,261,314)		33,343,098

SHORT-TERM INVESTMENT - 15.9%

Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $6,299,440)	6,299,440	6,299,440

TOTAL INVESTMENT - 100.3%

Total Investments - 100.3%
(Cost $33,560,754)	39,642,538
Other Assets and Liabilities, Net - (0.3%)	(105,022)
Total Net Assets - 100.0%	$39,537,516

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in level 2 of the fair value hierarchy. See note 2 and 3 in Notes to Financial Statements.
#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See note 8 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the rate in effect as of September 30, 2012.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited) - MARCH 31, 2013

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

ASSETS:

Investments, at value
(cost $33,560,754)	$39,642,538
Receivable for capital shares sold	1,472
Dividends and interest receivable	34,805
Prepaid expenses	26,813
Total assets	39,705,628

LIABILITIES:

Payable for investment securities purchased	63,070
Payable for capital shares redeemed	27,966
Payable to investment adviser	26,128
Payable to affiliates	25,888
Accrued distribution fees	12,762
Accrued expenses	12,298
Total liabilities	168,112

NET ASSETS	$39,537,516

NET ASSETS CONSIST OF:
Paid-in capital	$31,341,507
Accumulated net investment loss	(189,017)
Accumulated net realized gain on investments	2,303,242
Net unrealized appreciation on investments	6,081,784
Net Assets	$39,537,516

	Investor Class	Institutional Class
Net Assets	$20,943,448	$18,594,068
Shares issued and outstanding(1)	663,837	575,631
Net asset value, redemption price and minimum offering price per share	$31.55	$32.30
Maximum offering price per share
($31.55/0.9650)	$32.69	N/A

(1) Unlimited shares authorized

See Notes to the Financial Statements.

STATEMENT OF OPERATIONS (unaudited) - FOR THE 6 MONTHS ENDED MARCH 31, 2013

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

INVESTMENT INCOME:

Dividend income	$154,801
Interest income	336
Total investment income	155,137

EXPENSES:

Investment adviser fees	124,659
Fund administration & accounting fees	44,662
Transfer agent fees	31,454
Distribution fees - Investor Class	24,350
Federal & state registration fees	18,279
Audit fees	7,800
Compliance fees	6,079
Legal fees	5,642
Trustee fees	4,519
Custody fees	2,990
Other	2,941
Postage & printing fees	2,831
Total expenses before reimbursement	276,206
Less: Reimbursement from investment adviser (Note 4)	(40,669)
Net expenses	235,537

NET INVESTMENT LOSS	(80,400)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	3,450,516
Net change in unrealized appreciation on investments	343,322

Net realized and unrealized gain on investments	3,793,838

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,713,438

See Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

	Six Months
	Ended	Year Ended
	March 31, 2013	September 30,
	(Unaudited)	2012

OPERATIONS:

Net investment loss	$(80,400)	$(132,400)
Net realized gain on investments	3,450,516	3,085,924
Net change in unrealized appreciation on investments	343,322	5,265,426
Net increase in net assets resulting from operations	3,713,438	8,218,950

CAPITAL SHARE TRANSACTIONS:

Investor Class: (1)
Proceeds from shares sold	1,168,626	1,515,972
Cost of shares issued in exchange for Class N	–	4,803,052
Proceeds from reinvestment of distributions	–	–
Payments for shares redeemed	(1,563,297)	(5,699,088)
Increase (decrease) in net assets from Investor Class transactions	(394,671)	619,936
Institutional Class:
Proceeds from shares sold	15,812,038	5,638,814
Proceeds from reinvestment of distributions	–	–
Payments for shares redeemed	(5,691,033)	(1,010,401)
Increase in net assets from Institutional Class transactions	10,121,005	4,628,413
Class N: (Note 1)
Proceeds from shares sold	–	–
Proceeds from reinvestment of distributions	–	–
Cost of shares exchanged for Investor Class shares	–	(4,803,052)
Payments for shares redeemed	–	(350,266)
Decrease in net assets from Class N transactions	–	(5,153,318)
Net increase in net assets resulting from capital share transactions	9,726,334	95,031

DISTRIBUTIONS TO SHAREHOLDERS (from net investment income):

Investor Class: (1)
Institutional Class:	–	–
Class N:	–	–
Total distributions to shareholders	–	–

TOTAL INCREASE IN NET ASSETS	13,439,772	8,313,981

NET ASSETS:

Beginning of period	26,097,744	17,783,763
End of period, including accumulated net investment loss of $(189,017) and $(108,617), respectively	$39,537,516	$26,097,744

STATEMENT OF CHANGES IN NET ASSETS

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

	Six Months
	Ended	Year Ended
	March 31, 2013	September 30,
	(Unaudited)	2012

TRANSACTIONS IN SHARES:

Investor Class: (1)
Shares sold	39,916	61,338
Shares issued in exchange for Class N shares	–	199,297
Shares issued to holders in reinvestment of dividends	–	–
Shares redeemed	(53,176)	(226,220)
Increase (decrease) in Investor Class shares outstanding	(13,260)	34,415
Institutional Class:
Shares sold	519,707	203,858
Shares issued to holders in reinvestment of dividends	–	–
Shares redeemed	(196,709)	(37,797)
Increase in Institutional Class shares outstanding	322,998	166,061
Class N: (Note 1)
Shares sold	–	–
Shares issued to holders in reinvestment of dividends	–	–
Shares redeemed in exchange for Class N shares	–	(199,584)
Shares redeemed	–	(16,059)
Decrease in Class N shares outstanding	–	(215,643)
Net increase (decrease) in shares outstanding	309,738	(15,167)

(1) Prior to January 23, 2012, Investor Class shares were known as Class R shares.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

INVESTOR CLASS(1)

			Year Ended September 30
	Six Months Ended
	March 31, 2013
	(Unaudited)		2012	2011		2010	2009	2008

PER SHARE DATA:

Net asset value, beginning of period	$27.90		$18.79	$20.37		$18.15	$16.15	$30.38

Investment operations:
Net investment income (loss)	(0.10)		(0.16)	(0.05	)(2)	0.04 (2)	0.01 (2)	0.20 (2)
Net realized and unrealized gain (loss)
on investments	3.75		9.27	(1.43)		2.20	2.31	(9.44)
Total from investment operations	3.65		9.11	(1.48)		2.24	2.32	(9.24)

Less distributions:
Dividends from net investment income	–		–	(0.10)		(0.02)	(0.32)	–
Dividends from net capital gains	–		–	–		–	–	(4.99)
Total distributions	–		–	(0.10)		(0.02)	(0.32)	(4.99)

Net asset value, end of period	$31.55		$27.90	$18.79		$20.37	$18.15	$16.15

TOTAL RETURN(3)	13.08	%(4)	48.48%	(7.35)%		12.33%	15.50%	(35.02)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$20.9		$18.9	$12.1		$16.5	$16.8	$19.2

Ratio of expenses to average net assets:
Before expense reimbursement	2.00	%(5)	2.09%	1.60%		1.73%	1.55%	1.55%
After expense reimbursement	1.69	%(5)	1.59%	1.20%		1.33%	0.97%	1.23%

Ratio of net investment income (loss) to
average net assets:
After expense reimbursement	(0.63	)%(5)	(0.60)%	(0.25)%		0.23%	0.08%	0.92%

Portfolio turnover rate	46	%(4)	67%	50%		48%	62%	78%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.
See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

INSTITUTIONAL CLASS

			Year Ended September 30
	Six Months Ended
	March 31, 2013
	(Unaudited)		2012	2011		2010	2009		2008

PER SHARE DATA:

Net asset value, beginning of period	$28.53		$19.18	$20.77		$18.46	$16.42		$30.79

Investment operations:
Net investment income (loss)	–		(0.07)	(0.05	)(1)	0.08 (1)	(0.02	)(1)	0.19
Net realized and unrealized gain (loss) on
investments	3.77		9.42	(1.47)		2.23	2.35		(9.57)
Total from investment operations	3.77		9.35	(1.52)		2.31	2.33		(9.38)

Less distributions:
Dividends from net investment income	–		–	(0.07)		–	(0.29)		–
Dividends from net capital gains	–		–	–		–	–		(4.99)
Total distributions	–		–	(0.07)		–	(0.29)		(4.99)

Net asset value, end of period	$32.30		$28.53	$19.18		$20.77	$18.46		$16.42

TOTAL RETURN	13.21	%(2)	48.75%	(7.38)%		12.51%	15.20%		(35.01)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$18.6		$7.2	$1.7		$3.3	$2.3		$1.7

Ratio of expenses to average net assets:
Before expense reimbursement	1.64	%(3)	1.87%	1.20%		1.21%	1.20%		1.20%
After expense reimbursement	1.44	%(3)	1.40%	1.19%		1.20%	1.19%		1.19%

Ratio of net investment income (loss) to
average net assets:
After expense reimbursement	(0.38	)%(3)	(0.56)%	(0.23)%		0.40%	(0.13)%		0.85%

Portfolio turnover rate	46	%(2)	67%	50%		48%	62%		78%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2013

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The CSC Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax provision is required. As of March 31, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and for the period ended March 31, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2009 through 2012.

Security Transactions and Investment Income - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions - The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At March 31, 2013, the Fund had investments in illiquid securities with a total value of $349,250 or 0.9% of total net assets.

Information concerning illiquid securities is as follows:

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2013

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

Security	Shares	DateAcquired	Cost Basis
Carbon Natural Gas	550,000	2/12	$195,250

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$32,993,848	$349,250	$-	$33,343,098
Short-Term Investment	6,299,440	-	-	6,299,440
Total Investments in Securities	$39,293,288	$349,250	$-	$39,642,538

Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2013

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective January 23, 2012, the Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets. Prior to January 23, 2012, City National Asset Management, Inc. (“CNAM”) served as the investment manager and the Adviser served as the investment sub-adviser.  CNAM was entitled to receive an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.  The sub-adviser fees were paid by CNAM.

Effective January 23, 2012, the Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2014. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2015	$86,601
9/30/2016	$40,669

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the period ended March 31, 2013, the Fund incurred $44,662 in administration and fund accounting fees related to USBFS.

USBFS also serves as the transfer agent to the Fund.  For the period ended March 31, 2013, the Fund incurred $22,867 in transfer agent fees (excluding transfer agency out-of-pocket expenses) related to USBFS.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended March 31, 2013, the Fund incurred $2,990 in custody fees related to U.S. Bank N.A.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an officer of the administrator and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period ended March 31, 2013, the Fund incurred $6,079 in compliance fees.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended March 31, 2013, the Investor Class incurred expenses of $24,350 pursuant to the Plan.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2013

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2013, were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$17,916,945	$12,020,210

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2013, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
	Appreciation	Depreciation		Tax Cost
CSC Small Cap Value Fund	$6,638,449	$(556,665)	$6,081,784	$33,560,754

At September 30, 2012, the most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Losses	Appreciation	Earnings
CSC Small Cap Value Fund	$-	$-	$(1,255,891)	$5,738,462	$4,482,571

As of September 30, 2012, the Fund had capital loss carryforwards of $1,147,274, which if unused expire September 30, 2018. Any future capital losses will be permitted to be carried over for an unlimited period, however, any losses incurred during those future taxable years will be required to be utilized prior to the Fund’s current capital loss carryover balance. During the year ended September 30, 2012, the Fund utilized $3,085,924 in capital loss carryforwards.  As of September 30, 2012, the Fund had $108,617 in late-year ordinary losses which are deferred and will be treated as recurring on the first business day of the following fiscal year.

There were no distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2012.

8.  SECTOR RISK

As of March 31, 2013, the Fund had a significant portion of its assets invested in the financial services sector.  The financial services sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

ADDITIONAL INFORMATION (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 12-13, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“CSC”) regarding the CSC Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 13-14, 2012, the Trustees received and considered information from CSC and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by CSC with respect to the Fund; (2) the cost of the services provided and the profits realized by CSC from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to CSC resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including CSC’s in-person presentation, and the Support Materials, the Board concluded that the overall arrangements between the Trust and CSC to be set forth in the Investment Advisory Agreement between the Trust and CSC set forth in the Investment Advisory Agreement as it to the Fund continue to be fair and reasonable in light of the services that CSC performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that CSC provides under the Investment Advisory Agreement with respect to the Fund,  noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by CSC on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted the Fund’s sound performance, which exceeds both the Russell 2000 Index and the Russell 2000 Value Index over the 3 month, 6 month, 1 year, 5 year and since inception periods, the investment philosophy of the portfolio manager and his significant investment and portfolio management experience, including that he has managed the Fund through its predecessors since the Fund’s inception in 1998.  The Trustees considered CSC’s capitalization and its assets under management.  The Trustees concluded that they are satisfied with the nature, extent and quality of services proposed that CSC provides to the Fund under to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to CSC under the Investment Advisory Agreement, as well as CSC’s profitability from services that CSC rendered to the Fund during the period from its inception as a series of the Trust through June 30, 2012.  In this regard, the Trustees noted that CSC subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed Rule 12b-1 fees paid by the Fund.  The Trustees noted that the management fees charged by CSC to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are generally consistent with the advisory fee for the Fund and that CSC has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder material that could justify a higher fee. The Trustees also noted that CSC had

ADDITIONAL INFORMATION (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

contractually agreed to reduce its management fee, and, if necessary, reimburse the Fund for operating expense, as specified in the Prospectus.  The Trustees concluded that the CSC’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Lipper benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average management fee reported for the benchmark category.  They also considered that the total expenses of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that CSC’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted the fact that an increase in assets would mostly likely not decrease the amount of CSC advisory services required to be provided to the Fund at the present time.  The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Other Benefits.  The Trustees noted that CSC does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees are paid to CSC as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that CSC incurred significantly exceed the Rule 12b-1 payments from the Fund.  The Trustees concluded that CSC will not receive any additional financial benefits from services rendered to the Fund.

ADDITIONAL INFORMATION (unaudited)

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at www.sec.gov.

A

PRIVACY NOTICE

CSC SMALL CAP VALUE FUND   |   Semi-Annual Report 2013

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Cove Street Capital, LLC
2321 Rosecrans Avenue, Suite 3275
El Segundo, CA  90245

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title*                 /s/James R. Arnold
James R. Arnold, President

Date     June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date     June 6, 2013

By (Signature and Title)*                    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     June 6, 2013

* Print the name and title of each signing officer under his or her signature.